CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, John M. Alston, President and Chief Executive Officer of Carmina Technologies Inc., and Glen R. Alston, Chief Financial Officer of Carmina Technologies Inc., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-KSB of Carmina Technologies Inc. for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Carmina Technologies Inc.

Dated: May 26, 2004

/s/ John M. Alston
John M. Alston
President and Chief Executive Officer,
Carmina Technologies Inc.

/s/ Glen R. Alston
Glen R. Alston
Chief Financial Officer,
Carmina Technologies Inc.